UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 17, 2019

DELCATH SYSTEMS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-16133	06-1245881
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

1633 Broadway, Suite 22C, New York, New York 10019

(Address of principal executive offices) (Zip Code)

(212) 489-2100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	DCTH	OTC QB

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On October 18, 2019, Delcath Systems, Inc (the “Company”) and holders of a majority of the Company’s Series E and Series E-1 Convertible Preferred Stock entered into a second amendment (the “Second Amendment”) to those certain registration rights agreements, dated as of July 11, 2019 (effective as of July 15, 2019) and August 15, 2019, in each case as amended on September 30, 2019, between the Company and the holders signatory thereto. The Second Amendment eliminates the deadline to file a pre-effective registration statement amendment within 10 days of the Company’s receipt of comments from the Securities and Exchange Commission (the “SEC”).

The foregoing description of certain terms contained in the Second Amendment does not purport to be complete and is qualified in its entirety by reference to: (i) the copy of the Second Amendment filed as Exhibit 10.1 to this Current Report on Form 8-K, (ii) the copy of the form of Registration Rights Agreement between the Company and each other party signatory thereto filed as Exhibit 4.2 to the Current Report on Form 8-K filed with the SEC on July 11, 2019, (iii) the copy of the form of Registration Rights Agreement between the Company and each other party signatory thereto filed as Exhibit 4.2 to the Current Report on Form 8-K filed with the SEC on August 16, 2019 and (iv) the copy of the Amendment to the Registration Rights Agreements, dated as of September 30, 2019, filed as Exhibit 10.1 to the Current Report on Form 8-K filed with the SEC on October 1, 2019.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 17, 2019, the Company filed with the Secretary of State of the State of Delaware a Certificate of Amendment to the Company’s Amended and Restated Certificate of Incorporation (the “Charter Amendment”) to effect a reverse stock split of the issued and outstanding shares of the Company’s common stock, $0.01 par value per share, at a ratio of 1-for-100 to be effective as of October 22, 2019 at 8:30 a.m., New York City time (the “Reverse Stock Split”). The Charter Amendment did not change the par value or any other terms of the common stock.

On October 22, 2019, the Company filed with the Secretary of State of the State of Delaware a Certificate of Correction (the “Certificate of Correction”) to the Charter Amendment, rescinding the Charter Amendment, citing an inaccuracy in Article Third of the Charter Amendment, which states an effective time for the Reverse Stock Split of 8:30 a.m. New York City time on October 22, 2019. Such effective time was based upon the Company’s prior receipt, on October 17, 2019, of confirmation by the Financial Industry Regulatory Authority, Inc. (“FINRA”) that it had completed its review of the Reverse Stock Split, including the effective time, whereupon the Company undertook to effect the Reverse Stock Split by filing the Charter Amendment. On the evening of October 21, 2019, subsequent to the Company’s filing of the Charter Amendment and issuance of a press release on October 18, 2019 announcing the confirmation by FINRA, FINRA notified the Company’s counsel that it was rescinding its prior confirmation. The Certificate of Correction further provides that the Company is currently awaiting FINRA confirmation. When such confirmation is obtained, the Company intends to file a Certificate of Amendment effectuating the Reverse Stock Split.

As previously disclosed in the Company’s Current Report on Form 8-K filed on September 19, 2019, the Reverse Stock Split was approved by the stockholders of the Company at the annual meeting of stockholders held on September 17, 2019, with the ratio of the reverse stock split to be fixed at a ratio ranging from 1-for-50 to 1-for-1,200, as determined by the Company’s Board of Directors. In accordance with the stockholder authorization, the Company’s Board of Directors approved the Charter Amendment providing for a 1-for-100 ratio to be effective as soon as reasonably practicable.

The foregoing descriptions of the Charter Amendment and the Certificate of Correction do not purport to be complete and are qualified in their entirety by reference to the full text of the Charter Amendment and the Certificate of Correction, which are filed as Exhibit 3.1 and Exhibit 3.2 to this Current Report on Form 8-K.

Item 8.01	Other Events.

On October 18, 2019, upon receipt of FINRA’s confirmation of the completion of its review of the Company’s Reverse Stock Split, the Company issued a press release announcing, among other things, that the Reverse Stock Split approved by the Company’s stockholders and Board of Directors would be effected prior to the initiation of trading on October 22, 2019, consistent with FINRA’s forthcoming announcement on the FINRA Daily List on October 21, 2019. This press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated into this Item 8.01 by reference.

On October 22, 2019, the Company issued a press release announcing that the Reverse Stock Split to be effective on October 22, 2019 previously announced on FINRA’s Daily List on October 21, 2019 will be postponed per a subsequent notification received from FINRA after market close on October 21, 2019 that FINRA had decided to continue its review. This press release is attached as Exhibit 99.2 to this Current Report on Form 8-K and incorporated into this Item 8.01 by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description

3.1	Amendment to the Amended and Restated Certificate of Incorporation of the Company dated October 17, 2019.

3.2	Certificate of Correction to Amendment to the Amended and Restated Certificate of Incorporation of the Company dated October 22, 2019.

10.1	Second Amendment to Registration Rights Agreements, dated as of October 18, 2019, by and between the Company and holders of a majority of the Company’s Series E and Series E-1 Convertible Preferred Stock.

99.1	Press Release of Company dated October 18, 2019.

99.2	Press Release of Company dated October 22, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

DELCATH SYSTEMS, INC.

Date: October 23, 2019	By:	/s/ Barbra Keck
	Name:	Barbra Keck
	Title:	Chief Financial Officer